UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2020

Portman Ridge Finance Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	814-00735	20-5951150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 23rd Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 891-2880

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market

6.125% Notes due 2022	KCAPL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Portman Ridge Finance Corporation, a Delaware Corporation (the “Company”) with the Securities and Exchange Commission on October 28, 2020 (the “Initial Form 8-K”). As previously reported in the Initial Form 8-K, on October 28, 2020, the Company completed its acquisition of Garrison Capital Inc., a Delaware corporation. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements are filed as Exhibit 99.1 to this report and incorporated in their entirety herein by reference:

Audited Consolidated Financial Statements of Garrison Capital Inc. as of and for the years ended December 31, 2019 and 2018.

Management’s Report on Internal Control over Financial Reporting

Reports of Independent Registered Public Accounting Firm

Consolidated Statements of Financial Condition as of December 31, 2019 and 2018

Consolidated Schedules of Investments as of December 31, 2019 and 2018

Consolidated Statements of Operations for the Years Ended December 31, 2019, 2018 and 2017

Consolidated Statements of Changes in Net Assets for the Years Ended December 31, 2019, 2018 and 2017

Consolidated Statements of Cash Flows for the Years Ended December 31, 2019, 2018 and 2017

Notes to the Consolidated Financial Statements

Unaudited Consolidated Financial Statements of Garrison Capital Inc. as of June 30, 2020 and for the three and six months ended June 30, 2020 and 2019.

Consolidated Statements of Financial Condition as of June 30, 2020 (unaudited) and December 31, 2019

Consolidated Schedules of Investments as of June 30, 2020 (unaudited) and December 31, 2019

Consolidated Statements of Operations (unaudited) for the three and six months ended June 30, 2020 and June 30, 2019

Consolidated Statements of Changes in Net Assets (unaudited) for the three and six months ended June 30, 2020 and June 30, 2019

Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 2020 and June 30, 2019

Notes to Consolidated Financial Statements (unaudited)

(d) Exhibits

23.1	Consent of RSM US LLP

99.1	Audited Consolidated Financial Statements of Garrison Corporation as of and for the years ended December 31, 2019 and 2018 and Unaudited Consolidated Financial Statements of Garrison Corporation as of June 30, 2020 and for the three and six months ended June 30, 2020 and 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTMAN RIDGE FINANCE CORPORATION

Date: January 11, 2021	By:	/s/ Edward U. Gilpin
	Name:	Edward U. Gilpin
	Title:	Chief Financial Officer

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